Marketable securities, commodities, time deposits, derivative financial instruments and cash and cash equivalents (Details 1) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Cash and cash equivalents [abstract]
Current accounts	$ 2,877	$ 3,396
Time deposits and short term investments with original maturity less than 90 days	4,640	9,011
Total cash and cash equivalents	$ 7,517	$ 12,407	$ 9,658	$ 11,112